SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                          (Date of earliest event reported):

                                 March 30, 2000

                       ----------------------------------------


                                 THERMEDICS INC.
                 (Exact name of Registrant as specified in its charter)


Massachusetts               1-9567                                    04-2788806
(State or other           (Commission                           (I.R.S. Employer
jurisdiction of           File Number)                    Identification Number)
incorporation or
organization)


470 Wildwood Street, P.O. Box 2999
Woburn, Massachusetts                                                   01888
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermedics Inc.'s Annual Report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: government regulation and industry standards, competition and technological change, intellectual property rights, reimbursement by insurers for medical procedures, medical community acceptance of medical devices, availability of materials and components, product liability, international operations, the company's acquisition strategy, and the company's cash management arrangement with Thermo Electron.

Item 5.     Other Events

      On March 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding its previously announced tender offer for the shares of common stock, $.01 par value per share, of its subsidiary Thermo Sentron Inc.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)    Financial Statements of Business Acquired: not applicable.

      (b)    Pro Forma Financial Information: not applicable.

      (c)    Exhibits

             99 Press Release dated March 31, 2000.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of March, 2000.



                                        THERMEDICS INC.



                                        By:  /s/ Theo Melas-Kyriazi
                                             -----------------------------
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer

                                                                      Exhibit 99


Investor Contact: 781-622-1111
Media Contact: 781-622-1252

              Thermedics Completes Cash Tender Offer for Thermo Sentron

     WOBURN, Mass., March 31, 2000 - Thermedics Inc. (ASE-TMD), a Thermo Electron company, announced today that it has successfully completed the cash tender offer of $15.50 per share for any and all outstanding shares of its Thermo Sentron Inc. subsidiary.

     The offer and withdrawal rights expired at midnight on Thursday, March 30, 2000. Based on the preliminary report of the depositary for the offer, American Stock Transfer & Trust Company, approximately 1,144,000 Thermo Sentron shares were tendered. This brings Thermedics' and Thermo Electron's combined equity ownership in Thermo Sentron to approximately 98.6 percent. Thermedics expects to complete the spin-in of Thermo Sentron by Tuesday, April 4, through a short-form merger. The short-form merger does not require Thermo Sentron board or shareholder approval.

     Shareholders who tendered their shares in the tender offer will receive payment for their shares shortly. Shareholders who did not tender their shares will also receive $15.50 per share in the short-form merger. Information outlining what steps these Thermo Sentron shareholders must take to obtain payment will be mailed within a week to 10 days.

     The complete terms and conditions of the tender offer are set forth in the offer to purchase, letter of transmittal, and other related materials, which were filed with the Securities and Exchange Commission on March 3, 2000.

     Thermedics Inc. develops, manufactures, and markets diverse product lines, including implantable heart-assist devices and other biomedical products, security instruments, and equipment that assures the quality of a wide variety of consumer products and bulk materials. Thermedics is a public subsidiary of Thermo Electron Corporation. More information is available on the Internet at http://www.thermo.com/subsid/tmd1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 1, 2000. These include risks and uncertainties relating to: government regulation and industry standards, competition and technological change, intellectual property rights, reimbursement by insurers for medical procedures, medical community acceptance of medical devices, availability of materials and components, product liability, international operations, acquisition strategy, and the company's cash management arrangement with Thermo Electron.